UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement.

☐	Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement.

Bridge Builder Trust

(Name of Registrant as Specified In Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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BRIDGE BUILDER CORE PLUS BOND FUND

IMPORTANT NOTICE REGARDING INTERNET

AVAILABILITY OF INFORMATION STATEMENT

The Information Statement is available at www.bridgebuildermutualfunds.com/literature

January 27, 2022

As a shareholder of the Bridge Builder Core Plus Bond Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”), you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to (i) the hiring of BlackRock Investment Management, LLC (“BIM”) as an investment subadviser to the Fund; (ii) the hiring of BlackRock International Limited (“BIL”), a U.K.-based affiliate of BIM, as an investment sub-subadviser to the Fund; and (iii) the hiring of BlackRock (Singapore) Limited (“BSL,” together with BIL, the “Sub-sub-advisers”, and, together with BIM and BIL, “BlackRock”) as an investment sub-subadviser to the Fund.

This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

SUMMARY OF INFORMATION STATEMENT

As discussed in greater detail in the Information Statement, at its meeting held on September 21, 2021, the Board of Trustees of the Trust (the “Board”) approved (i) an amendment to the investment sub-advisory agreement dated February 19, 2015, and amended May 18, 2016, June 9, 2017, October 18, 2018, and December 1, 2020 among the Trust, Olive Street Investment Advisers, LLC (“Olive Street”), the investment adviser to the Fund, and BIM (the “Amended Sub-advisory Agreement”), pursuant to which BIM serves as an investment subadviser to the Fund; (ii) an investment sub-sub-advisory agreement between BIM and BIL (the “BIL Sub-sub-advisory Agreement”), pursuant to which BIL serves as an investment sub-subadviser to the Fund; and (iii) an investment sub-sub-advisory agreement between BIM and BSL (the “BSL Sub-sub-advisory Agreement” and, together with the BIL Sub-sub-advisory Agreement, the “Sub-sub-advisory Agreements” and, together with the Amended Sub-advisory Agreement, the “Agreements”), pursuant to which BSL serves as an investment sub-subadviser to the Fund. The appointment of BlackRock became effective on October 27, 2021 when BlackRock began managing assets of the Fund.

The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment subadvisers to the Fund with the approval of the Board. Although approval by the Fund’s shareholders is not required, a condition of this order requires Olive Street to furnish Fund shareholders with information about the subadvisers and the sub-advisory agreements.

Accordingly, the purpose of the Information Statement is to furnish Fund shareholders with detailed information about BlackRock and the Agreements

The Information Statement will be available on the Fund’s website, www.bridgebuildermutualfunds.com/literature, until at least April 27, 2022. To view and print the

Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Fund by telephone at 1-855-823-3611, via e-mail at bridgebuilder@edwardjones.com, or by mail at:

Mailing Address:

Bridge Builder Trust

P.O. Box 1920

Denver, CO 80201

Overnight Address:

Bridge Builder Trust

1290 Broadway Suite 1000

Denver, CO 80203

If you do not request a paper or email copy of the Information Statement by this date, you will not otherwise receive a paper or email copy.

The Fund’s most recent annual and semi-annual reports are available upon request, without charge, by contacting your financial advisor, from the Fund’s website at www.bridgebuildermutualfunds.com/literature, by making a request to the Fund via e-mail at bridgebuilder@edwardjones.com, by calling 1-855-823-3611, or by making a request in writing to the Fund at:

Mailing Address:

Bridge Builder Trust

P.O. Box 1920

Denver, CO 80201

Overnight Address:

Bridge Builder Trust

1290 Broadway Suite 1000

Denver, CO 80203

2

BRIDGE BUILDER CORE PLUS BOND FUND

INFORMATION STATEMENT

January 27, 2022

This information statement (the “Information Statement”) is being made available to the shareholders of the Bridge Builder Core Plus Bond Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board” or the “Trustees”) of (i) an amendment to the investment sub-advisory agreement dated February 19, 2015, and amended May 18, 2016, June 9, 2017, October 18, 2018, and December 1, 2020 among the Trust, on behalf of the Fund, Olive Street Investment Advisers, LLC (“Olive Street” or the “Adviser”), the investment adviser to the Fund, and BlackRock Investment Management, LLC (“BIM” or the “Subadviser”), pursuant to which BIM began serving as an investment subadviser to the Fund effective October 27, 2021 (the “Amended Sub-advisory Agreement”); (ii) an investment sub-sub-advisory agreement between BIM and BlackRock International Limited (“BIL”), a U.K.-based affiliate of BIM, pursuant to which BIL began serving as an investment sub-subadviser to the Fund effective October 27, 2021 (the “BIL Sub-sub-advisory Agreement”); and (iii) an investment sub-sub-advisory agreement between BIM and BlackRock (Singapore) Limited (“BSL,” together with BIL, the “Sub-sub-advisers”, and, together with BIM and BIL, “BlackRock”), pursuant to which BSL began serving as an investment sub-subadviser to the Fund effective October 27, 2021 (the “BSL Sub-sub-advisory Agreement” and, together with the BIL Sub-sub-advisory Agreement, the “Sub-sub-advisory Agreements” and, together with the Amended Sub-advisory Agreement, the “Agreements” and each, an “Agreement”).

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment subadvisers to the Fund with the approval of the Board. Although approval by the Fund’s shareholders is not required, pursuant to a condition of this order, Olive Street is required to furnish Fund shareholders with certain information about BlackRock and the Agreements.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

Olive Street is the Fund’s investment adviser. Pursuant to the terms of an exemptive order granted to Olive Street and the Trust by the SEC on August 6, 2013 (the “Exemptive Order”), Olive Street employs a so-called “manager-of-managers” arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940, as amended, (the “1940 Act”) generally requires that a fund’s shareholders approve all agreements pursuant to which persons serve as investment adviser or subadviser to the fund. The Exemptive Order exempts Olive Street and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows Olive Street, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote.

As described in more detail below, at its meeting held on September 21, 2021 via teleconference (the “September Proposal Meeting”) in reliance on and in compliance with the conditions of an SEC order granting relief from the in-person meeting requirement of the 1940 Act, the Board approved (i) the appointment of BIM as an investment subadviser to the Fund and the Amended BIM Sub-advisory Agreement, (iii) the appointment of the BIL as an investment sub-subadviser to the Fund and the BIL Sub-sub-advisory Agreement, (iii) the appointment of the BSL as an investment sub-subadviser to the Fund and the BSL Sub-sub-advisory Agreement, and (iv) the termination of T. Rowe Price Associates, Inc. (“T. Rowe Price”) as an investment subadviser to the Fund.

Effective October 27, 2021, BlackRock was appointed as a subadviser and T. Rowe Price ceased providing investment sub-advisory services to the Fund. Before the appointment of BlackRock, the Fund had three subadvisers, other than T. Rowe Price, who each managed a portion, or sleeve, of the assets of the Fund (the “Existing Subadvisers”). After BlackRock’s appointment and T. Rowe Price ceasing to provide investment sub-advisory services to the Fund, the portion of the Fund’s assets previously allocated to T. Rowe Price (“T. Rowe Price’s Allocated Portion”) were reallocated among BlackRock and an Existing Subadviser. Olive Street may reallocate the Fund’s assets among the subadvisers in its discretion at any time, including down to 0% to one or more subadvisers.

Olive Street recommended that the Board appoint BIM as a subadviser to the Fund for multiple reasons, including because Olive Street believes that BlackRock’s Total Return strategy will assist the Fund in meeting its investment objective and will complement the investment styles of the Existing Subadvisers. Additionally, Olive Street believes the appointment of BIM will allow the Fund overall to better complement and diversify investments in Edward Jones Advisory Solutions®, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P., an affiliate of the Adviser.

Olive Street recommended that the Board appoint BIL and BSL as sub-sub-advisers of the Fund because Olive Street believes that these sub-sub-advisory arrangements would facilitate the provision of advice and trading out of non-U.S. jurisdictions and allow BlackRock to better leverage its integrated investment process and operations in non-U.S jurisdictions.

The appointment of BIM as a subadviser to the Fund and the reallocation of T. Rowe Price’s Allocated Portion among BlackRock and an Existing Subadviser is not expected to result in an increase to the Fund’s expenses. Olive Street has contractually agreed to waive its management fee to the extent management fees to be paid to Olive Street exceed the management fees the Fund is required to pay the Fund’s subadvisers. This fee waiver is currently in effect until October 28, 2022 and will continue thereafter for subsequent one-year periods until terminated. If Olive Street determines to hire new subadvisers, subject to the Board’s approval, or reallocate the Fund’s assets in the future, the Fund’s expenses may increase.

THE BOARD’S CONSIDERATIONS IN APPROVING THE AGREEMENTS

Pursuant to Section 15 of the 1940 Act, a fund’s advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the fund; and (ii) by a vote of a majority of the members of the board who are not parties to the agreements or “interested persons” of any party, as defined in the 1940 Act (the “Independent Trustees”), cast at a meeting called for the purpose of voting on such approval.

At the September Proposal Meeting, the Board, including a majority of the Independent Trustees, considered and approved: (i) the Amended Sub-advisory Agreement, (ii) the BIL Sub-sub-advisory Agreement, and (iii) the BSL Sub-sub-advisory Agreement for an initial two-year term, with each Sub-sub-advisory Agreement continuing in effect for a period of two years.

Pursuant to the Exemptive Order obtained by the Adviser and the Trust from the SEC, the Adviser is permitted, subject to certain conditions, to select new subadvisers for the Fund with the approval of the Board but without obtaining shareholder approval.

In advance of the September Proposal Meeting, at a meeting held August 24-25, 2021 (the “August Review Meeting” and, together with the September Proposal Meeting, the “Proposal Meetings”), the Adviser and BlackRock furnished information to the Board reasonably necessary for the Board to evaluate the terms of the Agreements. The Board had the opportunity to ask questions and request further information in connection with its consideration.

In connection with the Proposal Meetings, the Adviser and BlackRock provided information to the Board in response to requests for information by the Independent Trustees to facilitate the Board’s evaluation of the Agreements. The information furnished by the Adviser and BlackRock included materials describing, among other matters: (i) the nature, extent and quality of the services proposed to be provided by BlackRock; (ii) BlackRock investment management personnel, including portfolio managers that would be involved in managing the allocated portion of the Fund’s portfolio (“sleeve” or “Allocated Portion”); (iii) BlackRock’s operations; (iv) BlackRock’s investment philosophy and investment process that would be used to manage the sleeve; (v) the sub-advisory fees proposed to be payable to BIM and the sub-sub-advisory fees proposed to be payable by BlackRock to each Sub-sub-adviser (vi) BlackRock’s policies and compliance procedures; (vii) the investment performance of accounts managed by BlackRock employing a total return bond strategy similar to the Fund’s sleeve proposed to be managed by BlackRock; and (viii) other “fall out” benefits that BlackRock may receive based on its relationship with the Fund. In addition, at the August Review Meeting, representatives of the Adviser and, at the September Proposal Meeting, representatives of the Adviser and BlackRock made presentations and responded to questions regarding the BlackRock’s proposed services, fees, and other aspects of the proposed sub-advisory relationship.

At the Proposal Meetings, the Trustees received advice from Fund counsel, and the Independent Trustees received separate advice from their independent legal counsel, including advice regarding the legal standards applicable to the consideration of the approval of sub-advisory and sub-sub-advisory arrangements. The Independent Trustees met in executive session, outside the presence of the interested Trustees, Trust officers, and representatives of the Adviser and BlackRock to discuss the Agreements and the services proposed to be provided by BlackRock.

In considering and approving the Agreements, the Trustees considered information that they deemed relevant, including, but not limited to, the information discussed in further detail below. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors and information.

1. The nature, extent and quality of the services to be provided by BlackRock under the Agreements. The Board reviewed the portfolio management services and investment process proposed to be provided to the sleeve of the Fund by BlackRock, including how BlackRock’s investment philosophy and process complement those of the other subadvisers that manage other portions of the Fund. The Board also received and reviewed information regarding the Sub-sub-advisers’ roles as sub-subadvisers to the Fund, noting that the Sub-sub-advisers would perform certain responsibilities delegated by the Adviser to BIM and were expected to perform functions that otherwise support the services provided to the Fund by BIM. The Board considered BIM’s oversight of the Sub-sub-advisers. The Board also reviewed the background and experience of BlackRock’s portfolio management personnel that will have a role in the day-to-day management of a sleeve of the Fund. The Board considered BlackRock’s ability to attract and retain qualified investment professionals, and the experience and skills of management and investment personnel of BlackRock. The Board also considered other services to be provided to the sleeve of the Fund to be managed by BlackRock under the Adviser’s supervision, such as monitoring adherence to the Fund’s investment restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations, monitoring valuation and liquidity, and selecting broker-dealers to execute portfolio transactions. The Board noted the existing relationship between BIM and the Trust, and considered the report of the chief compliance officer of the Trust regarding the tailored initial due diligence the review of BIL’s and BSL’s compliance programs and other operational matters, which was designed to assess any differences in the compliance policies, procedures, or practices in connection with the strategy, including the role of BIL and BSL as Sub-sub-advisers. The Board considered the chief compliance officer’s opinion that (i) BIM’s and each of the Sub-sub-adviser’s compliance program is reasonably designed and effectively implemented to prevent violations of the federal securities laws with respect to its services to be provided to the sleeve of the Fund and (ii) BIM and each Sub-sub-adviser has adopted procedures reasonably necessary to prevent access persons from violating the Trust’s, the Adviser’s, or the principal underwriter’s codes of ethics.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that BlackRock is capable of providing services of the nature, extent and quality contemplated by the Agreements.

2. Fees and Other Expenses. The Board reviewed the sub-advisory fees proposed to be payable to BlackRock. The Board noted that the Sub-Sub-advisers would be compensated for their services by BIM, not by the Fund or the Adviser. The Board considered the potential impact of BlackRock’s fee to the Fund’s overall expenses, given the Adviser’s contractual agreement to waive its advisory fees to the extent advisory fees to be paid to the Adviser exceed the sub-advisory fees to be paid to the Fund’s subadvisers, including BlackRock for the management of its allocated portion of the Fund until at least October 28, 2022.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the proposed sub-advisory fees are reasonable in light of the nature, extent and quality of the services expected to be rendered by BlackRock.

3. The Subadviser’s Investment Performance Record. Because BlackRock, if approved, would be new to the Fund, the Board was not able to evaluate BlackRock’s actual investment performance record for the sleeve of the Fund to be managed by BlackRock. The Board did consider information about the performance history of BlackRock’s total return bond strategy to be used in managing the sleeve of the Fund over several relevant time periods. The Board also noted that it would have an opportunity to review BlackRock’s actual performance record for the sleeve of the Fund managed by BlackRock at future regular meetings of the Board and in connection with future annual reviews of the Agreements.

4. Profitability and Economies of Scale. The Board did not consider profitability of BlackRock to be a material factor in its deliberations, given that BlackRock is not affiliated with the Adviser and, therefore, the proposed sub-advisory fees were negotiated at arm’s length. Further, the Board was satisfied that the Adviser employed a rigorous sub-advisory fee negotiation process. The Board noted that the sub-advisory fee schedule contains breakpoints that would reduce the fee rate on assets above certain specified asset levels. The Board thus noted that, if the assets of the sleeve of the Fund increase over time, the Fund may benefit from economies of scale.

5. Indirect Benefits. The Board considered that BlackRock may derive a benefit to its reputation and standing in the investment community from its relationship with the Fund. The Board also noted that BlackRock’s management of its allocated portion of the Fund will not generate soft dollar eligible commission credits.

CONCLUSION

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the full Board, and the Independent Trustees voting separately, unanimously approved the Agreements. The Board did not identify any particular information or consideration that was all important or controlling, and each individual Trustee may have attributed different weights to various factors and information.

DESCRIPTION OF THE MATERIAL TERMS OF THE AMENDED SUB-ADVISORY AGREEMENT

Set forth below is a summary of all material terms of the Amended Sub-advisory Agreement. The terms of the Amended Sub-advisory Agreement are the same in all material respects to the terms of the existing sub-advisory agreement, except as noted below regarding the addition of the Fund to Schedule A. Although the summary below is qualified in its entirety by reference to the Amended Sub-advisory Agreement included as Exhibit A hereto, shareholders should still read the summary below carefully.

INVESTMENT ADVISORY SERVICES UNDER THE AMENDED SUB-ADVISORY AGREEMENT

Subject to the supervision of the Board and the Adviser, the Subadviser shall manage the investments of the Allocated Portion in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Subadviser in advance, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act and the rules of the National Futures Association, and Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended, solely with respect to the Allocated Portion and, based on tax policies and accounting information provided by the Adviser or the Fund’s administrator, custodian, or other services providers (provided that Adviser acknowledges that the Subadviser is not the tax agent for the Fund) (collectively referred to herein as the “Fund’s Investment Restrictions”). From time to time, the Adviser or the Fund may provide the Subadviser with written copies of other investment policies, guidelines and restrictions applicable to the Subadviser’s management of the Allocated Portion, which shall become effective at such time as agreed upon by both parties. Subject to each of the foregoing sentences above, the Subadviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles, listed and over-the-counter derivatives, and other property and assets comprising or relating the Allocated Portion.

In addition, the Subadviser will, at its own expense:

(a)

advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies;

(b)

submit such reports and information as the Adviser or the Fund may reasonably request to assist the Fund’s custodian (the “Custodian”) in its determination of the market value of securities held in the Fund, provided that the Adviser acknowledges that the Subadviser is not the valuation agent for the Fund;

(c)

obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund;

(d)	employ professional portfolio managers and securities analysts who provide research services to the Fund;

(e)	place orders for purchases and sales of portfolio investments for the Allocated Portion;

(f)	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

(g)

as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, provide the Custodian with information required by the Custodian regarding each transaction effected for the Allocated Portion by the Subadviser;

(h)

as soon as practicable following the end of each calendar month, provide the Adviser and the Fund with written statements showing all transactions effected for the Allocated Portion during the month by the Subadviser, a summary listing all investments attributable to transactions of the Subadviser that are held in the Allocated Portion as of the last day of the month, and such other information as the Adviser or the Fund may reasonably request in connection with any accounting or marketing services that the Adviser provides for the Fund. The Adviser and the Fund acknowledge that the Subadviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

(i)

to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Trust or the Adviser with (a) current copies or summaries of the compliance policies and procedures of the Subadviser related to the services it provides to the Fund in effect from time to time (including prompt notice of any material changes thereto), (b) reports of any violations to the Subadviser’s compliance policies and procedures that occurred in connection with the provision of investment management services to the Fund and reports of any other material violations of the Subadviser’s compliance policies and procedures, (c) a copy of the Subadviser’s annual compliance report as required by Rule 206(4)-7 of the Investment

Advisers Act of 1940 (the “Advisers Act”), (d) summaries of any correspondence between the Subadviser and a regulatory agency in connection with regulatory examinations or proceedings and the Subadviser will make copies of final exam correspondence, solely as such correspondence relates to the services provided under this Agreement, available to the Adviser or the Trust’s Chief Compliance Officer to review and/or discuss onsite with the Subadviser subject to applicable law, attorney-client privilege, and confidentiality restrictions, and (e) upon request, a certificate of the Chief Compliance Officer of the Subadviser to the effect that the policies and procedures of the Subadviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

(j)

comply with all procedures and policies adopted by the Board in compliance with applicable law, including without limitation, Rules 10f-3, 12d3-1, 17a-7, 17e-1 and 17j-1 under the 1940 Act (together, the “Fund Procedures”) provided in writing in advance to the Subadviser by the Adviser or the Fund and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Subadviser;

(k)

maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent “access persons,” as defined in Rule 17j-1, from violating its Code of Ethics;

(l)	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries submitted to the Subadviser in writing;

(m)

furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate the Amended Sub-advisory Agreement or any proposed amendments thereto for the purposes of approving the Amended Sub-advisory Agreement, the renewal thereof or any amendment hereto;

(n)

as reasonably requested by a Fund, provide the Fund with information based on the Subadviser’s fair valuation policies and procedures regarding assets in the Allocated Portion to reasonably assist the Fund in determining the appropriate valuation of such assets and the appropriate pricing sources for such assets and whether pricing information provided by the Fund’s pricing agents is reasonable, provided that the Adviser acknowledges that the Subadviser is not the valuation agent for the Fund;

(o)	file with the SEC any report on Form 13F or Schedule 13G and any amendments thereto, required by the Securities Exchange Act of 1934, with respect to its duties as are set forth herein;

(p)

except as permitted by the Fund Procedures, shall treat confidentially, and shall not disclose without the consent of the Fund, all information in respect of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades) and;

(q)

upon request, will review the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Subadviser, the manner in which the Subadviser manages the Fund and information relating directly or indirectly to the Subadviser (the “Subadviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

INDEMNIFICATION UNDER THE AMENDED SUB-ADVISORY AGREEMENT

The Subadviser is obligated to indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) (i) arising out of or based upon any untrue statement of a material fact contained in any Disclosure Document or the omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Subadviser Disclosure if such statement or omission was made in reliance upon information furnished in writing to the Adviser by the Subadviser; and (ii) resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Subadviser’s obligations under the Amended Sub-advisory Agreement, or from the Subadviser’s reckless disregard of its obligations and duties under the Amended Sub-advisory Agreement; provided, however, that the Subadviser’s obligation to indemnify the Adviser shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under the Amended Sub-advisory Agreement.

The Adviser is obligated to indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under the Amended Sub-advisory Agreement, or from the Adviser’s reckless disregard of its obligations and duties under the Amended Sub-advisory Agreement; provided, however, that the Adviser’s obligation under the Amended Sub-advisory Agreement is reduced to the extent that the claim against, or the loss, liability or damage experienced by the Subadviser, is caused by or is otherwise directly related to the Subadviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under the Amended Sub-advisory Agreement.

LIMITATION OF LIABILITY UNDER THE AMENDED SUB-ADVISORY AGREEMENT

The Subadviser shall be liable to the Adviser for any direct and actual economic loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Subadviser in violation of the Fund’s Investment Restrictions.

Except as set forth above, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties on the part of the Subadviser, the Subadviser and its affiliates shall not be subject to liability to the Adviser or the Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security by the Allocated Portion, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Subadviser.

MAINTENANCE OF BOOKS AND RECORDS UNDER THE AMENDED SUB-ADVISORY AGREEMENT

Under the Amended Sub-advisory Agreement, the Subadviser is required to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities under the Amended Sub-advisory Agreement required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities under the Amended Sub-advisory Agreement required by Rule 204-2 of the Advisers Act for the period specified in that rule. Notwithstanding, the foregoing, the Subadviser has no responsibility for the maintenance of the Fund’s records, except for those related to the Allocated Portion.

REPORTING OBLIGATION UNDER THE AMENDED SUB-ADVISORY AGREEMENT

The Subadviser has an obligation to provide prompt notice to the Adviser and the Fund about developments relating to its duties as subadviser of which the Subadviser has, or reasonably should have, knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund, any changes in senior management, operations, financial condition or ownership of the Subadviser that would materially impact the Subadviser ’s services to the Fund, and the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Subadviser shall promptly notify the Adviser and the Trust (subject to applicable law, attorney-client privilege and confidentiality restrictions, solely as it relates to the services provided hereunder with respect to the Fund) in the event that the Subadviser: (1) becomes subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to the Amended Sub-advisory Agreement; or (2) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization) that would have a material impact on the Subadviser’s ability to render the services under the Amended Sub-advisory Agreement. Subject to applicable law, attorney-client privilege and confidentiality restrictions, the Subadviser shall promptly forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that specifically relates to the Trust or the Fund.

DURATION AND TERMINATION UNDER THE AMENDED SUB-ADVISORY AGREEMENT

With respect to the Fund, the Amended Sub-advisory Agreement was approved by the Board at the September Proposal Meeting for an initial term of two years and is scheduled to continue in effect for subsequent periods only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that the Amended Sub-advisory Agreement may be terminated (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or (c) by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. The Sub-advisory Agreement will terminate automatically and immediately in the event of its assignment (as defined under the 1940 Act), or in the event of a termination of the Adviser’s investment advisory agreement with the Trust, on behalf of the Fund.

GOVERNING LAW UNDER THE AMENDED SUB-ADVISORY AGREEMENT

The Sub-advisory Agreement is governed by and construed in accordance with the substantive laws of the State of Delaware.

DESCRIPTION OF THE MATERIAL TERMS OF EACH SUB-SUB-ADVISORY AGREEMENT

Set forth below is a summary of all material terms of each Sub-sub-advisory Agreement. Although the summary below is qualified in its entirety by reference to each Sub-sub-advisory Agreement included as Exhibit B and Exhibit C hereto, shareholders should still read the summary below carefully.

INVESTMENT ADVISORY SERVICES UNDER EACH SUB-SUB-ADVISORY AGREEMENT

The Sub-sub-advisers are responsible for assisting BIM in providing the following investment advisory services to the Fund: (i) regularly providing the Fund with investment research, advice and supervision; (ii) continuously furnishing an investment program for the Allocated Portion; (iii) deciding what securities and other assets of the Fund will be purchased, retained or sold with respect to the Allocated Portion; (iv) arranging for the purchase and the sale of securities and other assets held by the Fund by placing purchase and sale orders with brokers or dealers selected by BlackRock; (v) in its selection of brokers or dealers and the placing of orders, seeking the most favorable execution and net price available under the circumstances; and (vi) providing the Adviser or the Board with periodic reports concerning the obligations BlackRock has assumed under the Agreements as the Adviser or the Board may reasonably request. All services provided by the Sub-Sub-advisers under the Sub-Sub-Advisory Agreements are required to be performed in accordance with the Fund’s Investment Restrictions, the Fund’s compliance policies and procedures and governing documents, and the instructions and directions of the Adviser, BlackRock and the Board.

LIMITATION OF LIABILITY UNDER EACH SUB-SUB-ADVISORY AGREEMENT

Neither Sub-sub-adviser shall be liable for any error of judgment or mistake of law or for any loss suffered by BIM or by the Trust or the Fund in connection with the performance of its respective Sub-sub-advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-sub-adviser’s part in the performance of its duties or from reckless disregard by it of its duties under its respective Sub-Sub-Advisory Agreement.

MAINTENANCE OF BOOKS AND RECORDS UNDER EACH SUB-SUB-ADVISORY AGREEMENT

Under each Sub-Sub-Advisory Agreement, the applicable Sub-sub-adviser is required to maintain separate books and detailed records of all matters pertaining to the securities and other assets advised by the Sub-sub-adviser as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by BIM, the Adviser or the Fund’s other service providers) relating to its responsibilities under its respective Sub-Sub-Advisory Agreement, and shall preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

DURATION AND TERMINATION UNDER EACH SUB-SUB-ADVISORY AGREEMENT

With respect to the Fund, each Sub-Sub-Advisory Agreement was approved by the Board at the September Proposal Meeting for an initial two year term, and is scheduled to continue in effect for subsequent periods only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that each Sub-Sub-Advisory Agreement can be terminated (a) by the Trust or BIM at any time, without the payment of any penalty, upon giving the Sub-sub-adviser not more than 60 days’ notice (which notice may be waived by the Sub-sub-adviser), provided that such termination by the Trust or BIM shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote, or (b) by the Sub-sub-adviser on 60 days’ written notice (which notice may be waived by the Trust and BIM). A Sub-Sub-Advisory Agreement will terminate automatically in the event of its assignment or the termination of the Amended Sub-Advisory Agreement.

GOVERNING LAW UNDER EACH SUB-SUB-ADVISORY AGREEMENT

Each Sub-sub-advisory Agreement is governed by and construed in accordance with the substantive laws of the State of Delaware.

INFORMATION ABOUT OLIVE STREET

Olive Street, located at 12555 Manchester Road, St. Louis, Missouri 63131, currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and Olive Street dated July 10, 2013, as amended. As of November 30, 2021, Olive Street had approximately $127.04 billion in assets under management. As investment adviser, Olive Street manages the Fund pursuant to a manager-of-managers structure, whereby Olive Street has overall responsibility for the general management and day-to-day operations of the Fund but has retained one or more investment subadvisers to make the investment decisions for allocated portions of the Fund’s assets. For these services, the Fund pays Olive Street an annual fee of 0.36% of its average daily net assets. Olive Street has contractually agreed, until at least October 28, 2022, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s subadvisers.

For the fiscal year ended June 30, 2021, the Fund paid Olive Street advisory fees in the amount of $93,123,456. Olive Street waived $60,420,086 of such advisory fees.

INFORMATION ABOUT BLACKROCK INVESTMENT MANAGEMENT, LLC

BlackRock Investment Management, LLC, located at 1 University Square Drive, Princeton, New Jersey 08540, is the subadviser for the Allocated Portion pursuant to the Amended Sub-advisory Agreement. BIM is a registered investment adviser with the SEC under 1940 Act. BIM is a wholly owned subsidiary of BlackRock, Inc. For its services as a subadviser, BIM is entitled to receive a fee from the Fund. As of September 30, 2021, BIM and its affiliates had approximately $9.46 trillion of assets under management.

Listed below are the names, titles and principal business addresses of each principal executive officer and director of BIM.

Name	Title*	Address

Laurence Fink	Chief Executive Officer	55 East 52nd Street New York NY 10055

Robert Kapito	President	55 East 52nd Street New York NY 10055

Name	Title*	Address

Christopher J. Meade	General Counsel, Chief Legal Officer and Senior Managing Director	40 East 52nd Street New York NY 10022

Philippe Matsumoto	Treasurer and Managing Director	40 East 52nd Street New York NY 10022

Robert Goldstein	Chief Operating Officer and Senior Managing Director	55 East 52nd Street New York NY 10055

Gary Shedlin	Chief Financial Officer and Senior Managing Director	55 East 52nd Street New York NY 10055

Charles Park	Chief Compliance Officer	40 East 52nd Street New York NY 10022

R. Andrew Dickson III	Secretary	40 East 52nd Street New York NY 10022

*BIM does not have any directors.

BIM does not currently act as adviser to any other registered investment companies with similar investment objectives to those of the Fund.

INFORMATION ABOUT BLACKROCK INTERNATIONAL LIMITED

BlackRock International Limited, with principal offices at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom, is a sub-subadviser for the Allocated Portion pursuant to the BIL Sub-sub-advisory Agreement. BIL is a registered investment adviser with the SEC under 1940 Act. BIL is an indirect, wholly owned subsidiary of BlackRock, Inc.; Blackrock Group Limited owns, of record or beneficially, 100% of the outstanding voting securities of BIL. For its services as a sub-subadviser, BIL is entitled to receive a fee from BIM. As of September 30, 2021, BIL and its affiliates had approximately $9.46 trillion of assets under management.

Listed below are the names, titles and principal business addresses of each principal executive officer and director of BIL.

Name	Title	Address

Nicholas James Charrington	Non-Executive Director	Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom
Deborah Clark	Non-Executive Director
Christian Clausen	Non-Executive Director
Stephen Harold Cohen	Executive Director, (Chief Executive Officer)
Eleanor Judith De Freitas	Non-Executive Director
Matthieu Benoit Duncan	Non-Executive Director
James Edward Fishwick	Executive Director
Stacey Mullin Outhwaite	Executive Director
Margaret Anne Young	Non-Executive Director

BIL does not currently act as adviser to any other registered investment companies with similar investment objectives to those of the Fund.

INFORMATION ABOUT BLACKROCK (SINGAPORE) LIMITED

BlackRock Singapore Limited, with principal offices at Twenty Anson, 20 Anson Road, #18-01, Singapore, Singapore 079912, is a sub-subadviser for the Allocated Portion pursuant to the BSL Sub-sub-advisory Agreement. BSL is a registered investment adviser with the SEC under the 1940 Act. BSL is an indirect, wholly owned subsidiary of BlackRock, Inc.; Blackrock (Singapore) Holdco Pte. Limited owns, of record or beneficially, 100% of the outstanding voting securities of BSL. For its services as a sub-subadviser, BSL is entitled to receive a fee from BIM. As of September 30, 2021, BSL and its affiliates had approximately $9.46 trillion of assets under management.

Listed below are the names, titles and principal business addresses of each principal executive officer and director of BSL.

Name	Title	Address

Patrick K. Leung	Director	Twenty Anson, 20 Anson Road, #18-01, Singapore, Singapore 079912
Martin Cook	Director
Neeraj Seth	Director
Deborah J. Ho	Chief Executive Officer and Director

Abad Amelizza Refe	Secretary	12 Marina Boulevard, #30-03, Marina Bay Financial Centre, Singapore 018982
Thomas Choo Kong Yu	Secretary

BSL does not currently act as adviser to any other registered investment companies with similar investment objectives to those of the Fund.

ADDITIONAL INFORMATION

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, serves as the Fund’s Administrator and Custodian.

ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100 Denver, Colorado 80203, serves as the Fund’s Transfer Agent and dividend disbursing agent.

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver Colorado 80203, acts as principal underwriter in a continuous public offering of the Fund’s shares.

PAYMENT OF EXPENSES

The Fund will pay the expenses of the preparation, printing and mailing of this Information Statement.

OWNERSHIP OF SHARES

As of December 31, 2021, the following persons owned of record more than 5% of the shares of the Fund. On that date, the trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

NAME AND ADDRESS	NUMBER OF SHARES	PERCENT
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	3,347,690,393.231	99.9998%

The information as to beneficial ownership is based on statements furnished to the Fund by the trustees of the Trust, and/or on the records of the Trust’s transfer agent.

ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund’s semi-annual report dated December 31, 2020 or annual report dated June 30, 2021, shareholders of the Fund may visit www.bridgebuildermutualfunds.com/literature, call 1-855-823-3611, write to the Fund via e-mail at bridgebuilder@edwardjones.com, or write to the Fund at:

Mailing Address:

Bridge Builder Trust

P.O. Box 1920

Denver, CO 80201

Overnight Address:

Bridge Builder Trust

1290 Broadway Suite 1000

Denver, CO 80203

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more Fund shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1-855-823-3611 or forward a written request to the following addresses if you would like to: (1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address:

Mailing Address:

Bridge Builder Trust

P.O. Box 1920

Denver, CO 80201

Overnight Address:

Bridge Builder Trust

1290 Broadway Suite 1000

Denver, CO 80203

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a Delaware statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

EXHIBIT INDEX

Exhibit No.	Exhibit
(A)	(i) Investment Sub-advisory Agreement (BlackRock Investment Management, LLC), dated February 18, 2015
(ii) Amendment No. 1 to the Investment Sub-advisory Agreement (BlackRock Investment Management, LLC), dated May 18, 2016
(iii) Amendment No. 2 to the Investment Sub-advisory Agreement (BlackRock Investment Management, LLC), dated June 9, 2017
(iv) Amendment No. 3 to the Investment Sub-advisory Agreement (BlackRock Investment Management, LLC), dated October 1, 2018
(v) Amendment No. 4 to the Investment Sub-advisory Agreement (BlackRock Investment Management, LLC), dated December 1, 2020
(vi) Amendment No. 5 to the Investment Sub-advisory Agreement (BlackRock Investment Management, LLC), dated October 27, 2021
(B)	Investment Sub-sub-advisory Agreement between BlackRock Investment Management, LLC and BlackRock International Limited, dated October 27, 2021
(C)	Investment Sub-sub-advisory Agreement between BlackRock Investment Management, LLC and BlackRock (Singapore) Limited, dated October 27, 2021

Exhibit (A)(i)

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 18th day of February, 2015, by and among BlackRock Investment Management, LLC, a Delaware limited liability company located at 1 University Square Drive, Princeton, New Jersey 08540 (the “Sub-Adviser”), and Olive Street Investment Advisers, LLC, a Missouri limited liability corporation located at 12555 Manchester Road, St. Louis, MO 63131(the “Adviser”).

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, Bridge Builder Trust, a Delaware statutory trust located at 615 East Michigan Street, Milwaukee, WI 53202 (the “Trust”), is an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for the Bridge Builder Large Cap Growth Fund, the Bridge Builder Large Cap Value Fund, the Bridge Builder Small/Mid Cap Growth Fund, the Bridge Builder Small/Mid Cap Value Fund, and the Bridge Builder International Equity Fund, each a series of the Trust (each a “Fund” and collectively referred to as the “Funds”), under the terms of an investment advisory agreement, dated February 18, 2015, between the Adviser and the Trust on behalf of the Fund (the “Advisory Agreement”) (a copy of which is attached as Exhibit A to this agreement); and

WHEREAS, the Advisory Agreement provides that the Adviser may retain one or more sub-advisers, subject to the approval of the Trust’s Board of Trustees (the “Board”), including a majority of trustees of the Board who are not “interested persons” of the Adviser (the “Independent Trustees”), in accordance with the requirements of the 1940 Act, to render portfolio management services to the Funds pursuant to investment sub-advisory agreements among the Funds, the Adviser and each such sub-adviser; and

WHEREAS, the Trust’s Board has duly consented to and approved the appointment of the Sub-Adviser to provide investment advisory services (the “Services”) to a portion of the assets of each Fund allocated to the Sub-Adviser (the “Allocated Portion”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser to provide the Services to the Allocated Portion in the manner and on the terms set out in this Agreement, and the Sub-Adviser desires to provide such Services;

NOW, THEREFORE, WITNESSETH: The parties hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER.

(a)

Acceptance. The Adviser hereby appoints the Sub-Adviser, and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as an investment adviser to each Fund with respect to the Allocated Portions.

(b)

Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized in this Agreement or another writing by the Trust or Adviser to the Sub-Adviser, have no authority to act for or be deemed an agent of the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds.

(c)

The Sub-Adviser’s Representations. The Sub-Adviser represents, warrants and agrees that (i) it has all requisite power and authority to enter into and perform its obligations under this Agreement; (ii) it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; (iii) neither it nor any affiliated person of it, as such term is defined in Section 2(a)(3) of the 1940 Act (“affiliated person”), is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act; (iv) it is duly registered as an adviser under the Advisers Act; and (v) except as otherwise specified herein or as otherwise agreed in a separate writing between Adviser and Sub-Adviser, it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of each Fund and the Adviser.

The Sub-Adviser further represents, warrants, and agrees that it shall:

(i)	Use its best judgment and efforts in rendering the advice and services to the Trust and the Funds as contemplated by this Agreement;

(ii)	Maintain all licenses and registrations necessary to perform its duties hereunder in good order;

(iii)	Conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, and any other applicable state and/or self-regulatory organization regulations; and

(iv)

Maintain errors and omissions insurance coverage in an appropriate amount and shall provide written notice to the Trust of any material changes in its insurance policies or insurance coverage, solely to the extent any such changes materially impact the Fund. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with a certificate evidencing its insurance coverage.

(d)

The Adviser’s Representations. The Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Adviser further represents, warrants and agrees that it has the authority under the Advisory Agreement to appoint the Sub-Adviser and it is duly registered as an adviser under the Advisers Act.

(e)

Plenary authority of the Board of Trustees. The Sub-Adviser and Adviser both acknowledge that each Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.

2.	DELIVERY OF DOCUMENTS.

(a)	The Adviser has furnished to the Sub-Adviser prior to the date hereof copies of each of the following documents:

(i)	the Declaration of Trust of the Trust as in effect on the date hereof;

(ii)	the By-laws of the Trust in effect on the date hereof;

(iii)	the resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser for the Allocated Portion and approving the form of this agreement;

(iv)	the Advisory Agreement;

(v)	the Code of Ethics of the Trust and of the Adviser as currently in effect; and

(vi)	current copies of each Fund’s Prospectus and Statement of Additional Information.

The Adviser shall furnish the Sub-Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.

(b)	The Sub-Adviser has furnished or will furnish the Adviser with copies of each of the following documents:

(i)	the Sub-Adviser’s most recent registration statement on Form ADV;

(ii)	the Sub-Adviser’s most recent balance sheet or equivalent financial information;

(iii)	separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the custodian (the “Custodian”) and accounting agent of each Fund’s assets;

(iv)	the Code of Ethics (defined below) of the Sub-Adviser as currently in effect;

(v)	the Sub-Adviser’s proxy voting policies as currently in effect; and

(vi)

complete and accurate copies of any compliance manuals, trading, commission and other reports, certificates of insurance, and such other management or operational documents as the Adviser may reasonably request in writing (on behalf of itself or the Board) in assessing the Sub-Adviser.

The Sub-Adviser shall furnish the Adviser when requested from time to time with copies of all material amendments of or material supplements to the foregoing, if any. Additionally, the Sub-Adviser shall provide to the Adviser such other documents relating to its services under this Agreement as the Adviser may reasonably request on a periodic basis. Such amendments or supplements shall be provided within 30 days of the time such materials became available to the Sub-Adviser.

3.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

Subject to the supervision of the Board of Trustees and the Adviser, the Sub-Adviser shall manage the investments of the Allocated Portions in accordance with each Fund’s investment objective, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser in advance, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act (the “CEA”) and the rules of the National Futures Association (the “NFA Rules”), and Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), solely with respect to the Allocated Portion and, based on tax policies and accounting information provided by the Adviser or the Fund’s administrator, custodian, or other services providers (provided that Adviser acknowledges that the Sub-Adviser is not the tax agent for the Fund). From time to time, the Adviser or the Fund may provide the Sub-Adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-Adviser’s management of the Allocated Portion, which shall become effective at such time as agreed upon by both parties. Subject to each of the foregoing sentences above, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles, listed and over-the-counter derivatives, and other property and assets comprising or relating the Allocated Portion.

In addition, the Sub-Adviser will, at its own expense:

(a)

advise the Adviser and the Funds in connection with investment policy decisions to be made by it regarding the Funds and, upon request, furnish the Adviser and the Funds with research, economic and statistical data in connection with each Fund’s investments and investment policies;

(b)

submit such reports and information as the Adviser or the Funds may reasonably request to assist the Custodian in its determination of the market value of securities held in the Funds, provided that the Adviser acknowledges that the Sub-Adviser is not the valuation agent for the Fund;

(c)

obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds;

(d)	employ professional portfolio managers and securities analysts who provide research services to the Funds;

(e)	place orders for purchases and sales of portfolio investments for the Allocated Portion;

(f)	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

(g)

as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, provide the Custodian with information required by the Custodian regarding each transaction effected for the Allocated Portion by the Sub-Adviser ;

(h)

as soon as practicable following the end of each calendar month, provide the Adviser and the Fund with written statements showing all transactions effected for the Allocated Portion during the month by the Sub-Adviser, a summary listing all investments attributable to transactions of the Sub-Adviser that are held in the Allocated Portion as of the last day of the month, and such other information as the Adviser or the Fund may reasonably request in connection with any accounting or marketing services that the Adviser provides for the Funds. The Adviser and the Funds acknowledge that Sub-Adviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

(i)

to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Trust or the Adviser with (a) current copies or summaries of the compliance policies and procedures of the Sub-Adviser related to the services it provides to the Fund in effect from time to time (including prompt notice of any material changes thereto), (b) reports of any violations to the Sub-Adviser’s compliance policies and procedures that occurred in connection with the provision of investment management services to the Fund and reports of any other material violations of the Sub-Adviser’s compliance policies and procedures, (c) a copy of the Sub-Adviser’s annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (d) summaries of any correspondence between the Sub-Adviser and a regulatory agency in connection with regulatory examinations or proceedings and the Sub-Adviser will make copies of final exam correspondence, solely as such correspondence relates to the services provided under this Agreement, available to the Adviser or the Trust’s Chief Compliance Officer to review and/or discuss onsite with the Sub-Adviser subject to applicable law, attorney-client privilege, and confidentiality restrictions, and (e) upon request, a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

(j)

comply with the following procedures and policies adopted by the Board in compliance with applicable law: Rules 10f-3, 12d3-1, 17a-7, 17e-1 and 17j-1 under the 1940 Act (together, “Fund Procedures”) provided in writing in advance to the Sub-Adviser by the Adviser or the Fund and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-Adviser;

(k)

maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics;

(l)	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries submitted to the Sub-Adviser in writing;

(m)

furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto; and

(n)

as reasonably requested by a Fund, provide the Fund with information based on the Sub-Adviser’s fair valuation policies and procedures regarding assets in the Allocated Portion to reasonably assist the Fund in determining the appropriate valuation of such assets and the appropriate pricing sources for such assets and whether pricing information provided by the Fund’s pricing agents is reasonable, provided that the Adviser acknowledges that the Sub-Adviser is not the valuation agent for the Fund- ;

(o)	file with the SEC any report on Form 13F or Schedule 13G and any amendments thereto, required by the Exchange Act (as defined below), with respect to its duties as are set forth herein;

(p)

except as permitted by the Fund Procedures, shall treat confidentially, and shall not disclose without the consent of a Fund, all information in respect of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades) and;

(q)

upon request, will review each Fund’s summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Securities and Exchange Commission (the “SEC”) (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Fund and information relating directly to the Sub-Adviser (the “Sub-Adviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

In providing services under this Agreement, the Sub-Adviser shall (i) maintain all licenses and registrations necessary to perform its duties hereunder in good order; (ii) conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, the Code, the CEA, the NFA Rules and any other applicable state and/or self-regulatory organization regulations; and (iii) maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with their approval of this Agreement.

Each Fund or its agent will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in, the Fund. The Fund or its agent will timely provide the Sub-Adviser with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

The Adviser will be responsible for all class actions and lawsuits involving each Fund or securities held, or formerly held, in the Fund. Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. In the case of notices of class action suits received by Sub-Adviser involving issuers presently or formerly held in the Fund, Sub-Adviser shall promptly forward such notices to Adviser and, with the consent of the Adviser, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

4.	PROXY VOTING

(a) The Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Fund, provided however, that a Fund may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies. Absent specific instructions to the contrary provided to it by the Adviser or a Fund, and subject to its receipt of all necessary voting materials, the Sub-Adviser shall vote all proxies with respect to investments of the Fund in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser and the Trust.

(b) The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.

(c) The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for a Fund to comply with any rules or regulations promulgated by the SEC. The Sub-Adviser shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Fund on a quarterly basis (or more frequently, upon the request of the Adviser). The Sub-Adviser shall provide the Adviser and the Fund with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion.

5.	ALLOCATION OF EXPENSES.

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Adviser specifically agrees that the Sub-Adviser shall not be responsible for the following expenses:

(a)	fees and expenses incurred in connection with the issuance, registration and transfer of its shares;

(b)	brokerage and commission expenses incurred by each Fund;

(c)

all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its Custodian, shareholder services agent and accounting services agent;

(d)	interest charges (including commitment fees) on any Fund borrowings, dividend expense and acquired fund fees and expenses;

(e)

costs and expenses of pricing and calculating its daily net asset value (including, without limitation, any equipment or services obtained for the purpose of pricing shares or valuing each Fund’s assets) and of maintaining its books of account required under the 1940 Act, except for the expenses incurred by the Sub-Adviser in connection with its services under Paragraph 13 hereunder, which are expenses of the Sub-Adviser;

(f)	Fund taxes, if any;

(g)	except as stated below, expenditures in connection with meetings of each Fund’s shareholders and the Board;

(h)

salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee;

(i)	insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance;

(j)

legal, auditing and accounting fees of each Fund and, subject to the paragraph below, printing fees, and trade association dues or educational program expenses of the Trust or the Board of Trustees; and

(k)

fees and expenses (including legal fees) of registering and maintaining registration of each Fund’s shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any.

The Sub-Adviser specifically agrees that with respect to the operation of the Funds, the Sub-Adviser shall be responsible for (i) providing the office space, furnishings, equipment and personnel reasonably necessary to provide its sub-advisory services to the Funds hereunder, and (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Sub-Adviser. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between a Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties. The Sub-Adviser agrees to pay to the Fund the cost of generating a prospectus supplement, which includes preparation, filing, printing, and distribution (including mailing) of the supplement, if the Sub-Adviser makes any changes that require prompt disclosure in the prospectus or any required regulatory documents by supplement, including changes to its structure or ownership, to investment personnel, to investment style or management, or otherwise (“Changes”), and at the time of the notification to the Fund by the Sub-Adviser of such Changes the Fund is not generating a supplement for other purposes or the Fund does not wish to add such Changes to a pending supplement; provided, however, that the Sub-Adviser shall have no liability or responsibility for such costs in excess of $25,000. However, such Changes will not be unreasonably withheld from a pending supplement. In the event of two or more subadvisers each require a supplement simultaneously, the expense of each supplement will be shared pro rata with such other subadviser(s) based upon the number of pages required by each subadviser.

6.	SUB-ADVISORY FEES.

(a) The Adviser shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept, as full compensation for all services furnished or provided to the Funds pursuant to this Agreement a fee (for the payment of which each Fund shall have no obligation or liability), based on the Current Net Assets of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to each Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the Allocated Portion’s net assets, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Current Net Assets of the Allocated Portion equals zero.

(b) The Sub-Adviser voluntarily may reduce in writing any portion of the fees due to it pursuant to this Agreement. Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Sub-Adviser hereunder.

7.	PORTFOLIO TRANSACTIONS.

In connection with the investment and reinvestment of the assets of each Fund, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion’s portfolio (the “Portfolio”) and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio. The Sub-Adviser may take into consideration, among other things, the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. The Sub-Adviser shall maintain records to demonstrate compliance with the requirements of this Paragraph solely as it relates to the Allocated Portion. Such records shall be made available to the Fund or Adviser upon request; provided that any such records containing confidential information to Sub-Adviser and its other clients may be redacted in Sub-Adviser’s discretion.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund’s assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Adviser and each Fund authorize and empower the Sub-Adviser to direct the Custodian to open and maintain accounts for trading in securities and other investments (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Fund. In addition, in connection with establishing such brokerage accounts, the Adviser and the Fund authorize and empower the Sub-Adviser to execute for the Fund as its agent and attorney-in-fact reasonable and customary customer agreements and other documentation in connection therewith, such as ISDA agreements and futures and options account agreements, with brokers, dealers, and/or futures commission merchants as the Sub-Adviser shall select as provided above. Subject to applicable law, including the custody requirements under the 1940 Act, the Sub-Adviser may, using such of the securities and other investments of the Fund as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers or to a collateral account established with the Fund’s custodian as the Sub-Adviser deems desirable or appropriate and as is required by applicable law. The Sub-Adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian, except as otherwise permitted by applicable law. The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for each Fund, (ii) to deliver securities and other property against payment for the Fund, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

8.	LIABILITY; STANDARD OF CARE AND INDEMNIFICATION.

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Paragraph 3 above) comply with the investment policies, guidelines and restrictions of each Fund as applicable to the Allocated Portion; and shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Sub-Adviser shall be liable to the Adviser for any direct and actual economic loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Sub-Adviser in violation of the first paragraph of Paragraph 3 hereof.

Except as set forth above, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser and its affiliates shall not be subject to liability to the Adviser or the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Allocated Portion, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser or Fund may have under any federal securities law or state law.

The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) (i) arising out of or based upon any untrue statement of a material fact contained in any Disclosure Document or the omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure if such statement or omission was made in reliance upon information furnished in writing to the Adviser by the Sub-Adviser; and (ii) resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Sub-Adviser’s obligations under this Agreement, or from the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Paragraph 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser or Fund, the Adviser or Fund shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Adviser or the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Sub-Adviser may have under any federal securities law or state law.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or officer of the Adviser or Sub-Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

The Sub-Adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

9.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a) This Agreement shall become effective upon approval by the Trust’s Board of Trustees and its execution by the parties hereto. Pursuant to the exemptive relief obtained in the SEC Order dated on or about August 6, 2013, Investment Company Act Release No. 30592, approval of the Agreement by a majority of the outstanding voting securities of the Fund is not required, and the Sub-Adviser acknowledges that it shall be without the protection (if any) accorded by shareholder approval of an investment adviser’s receipt of compensation under Section 36(b) of the 1940 Act.

(b) This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement. As used in this Paragraph 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(c) In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund.

(d) The Sub-Adviser shall, as soon as reasonably practicable, notify the Adviser of any proposed transaction or other event that will result in an “assignment” of this Agreement within the meaning of the 1940 Act.

10.	SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and the Fund are not to be deemed exclusive and it shall be free to render similar services to others, subject to its fiduciary obligations under the 1940 Act and the Advisers Act. It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Adviser agrees that Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to require Sub-Adviser, its principals, affiliates, agents or employees to purchase or sell for the Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

11.	AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Fund with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged and if such combination of orders and the allocation thereof is consistent with applicable law. The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) over time, no account will be favored or disfavored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security on a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures and applicable law. The Sub-Adviser also agrees to provide such documentation and/or information to the Fund or Adviser as is reasonably necessary to allow the Fund or Adviser to determine whether orders for the Fund have been aggregated and allocated equitably.

12.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and this Agreement may be amended only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

13.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Sub-Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under Adviser for the period specified in said Rule. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Allocated Portion.

14.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY.

Each party to this Agreement shall keep confidential all Confidential Information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities. The receiving party may disclose or disseminate the disclosing party’s Confidential Information to its employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party’s obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to the other party’s Confidential Information. In addition, each party shall promptly notify the other party in writing upon learning of any unauthorized disclosure or use of the other party’s Confidential Information by such party or its agents.

The term “Confidential Information,” as used herein, means any of a party’s proprietary or confidential information including, without limitation, any non-public personal information (as defined in Regulation S-P) of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that may be obtained by the other party from any source or that may be developed as a result of this Agreement and non-public financial information that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing, orally or by other means and whether or not such information is marked as confidential. Confidential Information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Paragraph 14, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Paragraph 14 shall survive any termination of this Agreement.

15.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act. The Sub-Adviser agrees to inform the Trust of any material development related to the Funds that the Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

16.	REPORTS AND ACCESS

To the extent not otherwise identified in this Agreement, the Sub-Adviser agrees to supply such other information and documentation to the Adviser and to permit such compliance inspections by the Adviser or the Fund as shall be reasonably necessary to permit the Adviser and the Fund’s service providers to satisfy their obligations and respond to the reasonable requests of the Trust.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.	NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and Funds about developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or reasonably should have, knowledge that would materially affect a Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund, any changes in senior management, operations, financial condition or ownership of the Sub-Adviser’s firm that would materially impact the Sub-Adviser’s services to the Fund, and the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser shall promptly notify the Adviser and the Trust (subject to applicable law, attorney-client privilege and confidentiality restrictions, solely as it relates to the services provided hereunder with respect to the Fund) in the event that the Sub-Adviser: (1) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization) that would have a material impact on the Sub-Adviser’s ability to render the services under this Agreement. Subject to applicable law, attorney-client privilege and confidentiality restrictions, the Sub-Adviser shall promptly forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that specifically relates to the Trust or the Fund.

19.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	General Counsel Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131 and Olive Street Investment Advisers, LLC 1245 J.J. Kelley Memorial Drive St. Louis, MO 63131 Attn: Alan Herzog

SUB-ADVISER:	BlackRock Investment Management, LLC 1 University Square Drive Princeton, New Jersey 08540 Attn: Paul Sacks

TRUST/FUND:	Bridge Builder Trust On behalf of Bridge Builder Large Cap Growth Fund 615 East Michigan Street Milwaukee, WI 53202 Attn: Secretary

20.	ASSIGNMENT

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act).

21.	SEVERABILITY AND ENTIRE AGREEMENT

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.

22.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.	CONSULTATION WITH OTHER SUB-ADVISERS

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning transactions for the Funds, except as permitted by the policies and procedures of the Funds. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the assets managed by the Sub-Adviser.

24.	CHANGE IN THE SUB-ADVISER’S OWNERSHIP

The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

25.	COUNTERPARTS

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

26.	MISCELLANEOUS

Where the effect of a requirement of the 1940 Act or Advisers Act, as amended, reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

To the extent permitted by law, the Sub-Adviser may from time to time employ or associate itself with such person or persons, including affiliates, as it believes to be particularly fitted to assist it in the execution or performance of its obligations under this Agreement; provided, however, that the use of such persons does not relieve the Sub-Adviser from any obligation or duty under this Agreement, and provided no such person serves or acts as an investment adviser separate from the Sub-Adviser so as to require a new written contract pursuant to the 1940 Act. The Sub-Adviser shall remain liable for the performance of its obligations under this Agreement, and for the acts and omissions of its employees or associates.

It is understood that the name “BlackRock” and any derivative thereof or any logo associated with that name is the valuable property of the Sub-Adviser and that the Fund and the Adviser have the right to use such name (or derivative or logo), in the Fund’s prospectus, SAI and registration statement or other filings, forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Sub-Adviser is a Sub-Adviser to the Fund, provided, however, that the Fund may continue to use the name of the Sub-Adviser in its registration statement and other documents to the extent deemed necessary by the Fund to comply with disclosure obligations under applicable law and regulation. Neither the Fund nor the Adviser shall use the Sub-Adviser’s name or logo in promotional or sales related materials prepared by or on behalf of the Adviser or the Fund without prior review and approval by the Sub-Adviser, which approval may not be unreasonably withheld. Upon termination of this Agreement, the Fund and the Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

27.	GOVERNING LAW

This agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

OLIVE STREET INVESTMENT ADVISERS, LLC (Adviser)

By:	/s/ William Fiala
Name:	William Fiala
Title:	Vice President

BLACKROCK INVESTMENT MANAGEMENT, LLC (Sub-Adviser)

By:	/s/ S. Paul Sacks
Name:	S. Paul Sacks
Title:	Managing Director

Exhibit (A)(ii)

AMENDMENT NO. 1

TO INVESTMENT SUB-ADVISORY AGREEMENT

Amendment No. 1 to the INVESTMENT SUB-ADVISORY AGREEMENT dated as of February 19, 2015, by and between the Sub-adviser and the Adviser (the “Agreement”) hereby amends the Agreement as follows, effective May 18, 2016.

The following is added as the penultimate sentence in the last paragraph of Section 5 of the Agreement.

Additionally, the Sub-Adviser agrees that the Sub-Adviser shall be responsible for reasonable expenses incurred by the Fund or Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit involving the Sub-adviser to which neither the Fund nor the Adviser is a party.

Except as modified herein, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Agreement to be duly executed by their duly authorized officers, all on the day and year first set forth above.

OLIVE STREET INVESTMENT ADVISERS, LLC
(the Adviser)

By:	/s/ William Fiala
Name:	William Fiala
Title:	Vice President

BLACKROCK INVESTMENT MANAGEMENT, LLC
(the Sub-Adviser)

By:	/s/ Robert Eaton
Name:	Robert Eaton
Title:	Managing Director

Exhibit (A)(iii)

AMENDMENT NO. 2

TO INVESTMENT SUB-ADVISORY AGREEMENT

This Amendment to the Investment Sub-Advisory Agreement, dated as of February 19, 2015, by and between Olive Street Investment Advisers, LLC (the “Adviser”) and BlackRock Investment Management, LLC (the “Sub-Adviser”) is entered into as of the 9th day of June, 2017 by and among the Adviser, the Sub-Adviser and the Bridge Builder Trust, a Delaware statutory trust located at 615 East Michigan Street, Milwaukee, WI 53202, on behalf of the series of the Trust indicated on Schedule A to this Amendment (each, a “Fund” and collectively, the “Funds”). All capitalized terms used, but not defined, herein shall have the meanings given to them in the Sub-Advisory Agreement (as defined below).

WITNESSETH:

WHEREAS, the Adviser and the Trust, on behalf of each Fund, have entered into an Investment Advisory Agreement dated as of July 10, 2013, as amended (the “Advisory Agreement”), pursuant to which the Adviser renders investment advisory services to each Fund pursuant to the terms and conditions of the Advisory Agreement;

WHEREAS, pursuant to the authority granted to the Adviser under the Advisory Agreement, the Adviser has retained the Sub-Adviser to render portfolio management services to each Fund pursuant to the terms of the Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser, dated as of February 19, 2015 (the “Sub-Advisory Agreement”), and the Adviser has agreed to pay the compensation due to the Sub-Adviser under the Sub-Advisory Agreement;

WHEREAS, the Adviser, the Sub-Adviser and the Trust, on behalf of each Fund, desire to have the Fund replace the Adviser as the entity responsible for compensating the Sub-Adviser under the Sub-Advisory Agreement;

WHEREAS, the Adviser, the Sub-Adviser and the Trust, on behalf of each Fund, desire to amend the Sub-Advisory Agreement to add the Trust, on behalf of each Fund, as a named party to the Sub-Advisory Agreement for the sole purpose of paying the compensation due to the Sub-Adviser under the Sub-Advisory Agreement;

WHEREAS, Section 6.(a) of the Sub-Advisory Agreement sets forth the terms and conditions with respect to the compensation payable to the Sub-Adviser by the Adviser for the services rendered to each Fund;

WHEREAS, the Adviser, the Sub-Adviser and the Trust, on behalf of each Fund, desire to amend Section 6.(a) of the Sub-Advisory Agreement to provide that the Fund shall pay the Sub-Adviser all compensation due under the Sub-Advisory Agreement;

WHEREAS, pursuant to Section 12 of the Sub-Advisory Agreement, the Sub-Advisory Agreement may be amended only by a written instrument signed by the Adviser and the Sub-Adviser.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereby agree as follows:

1.	Amendments.

A. The Sub-Advisory Agreement is hereby amended to add the Trust, on behalf of each Fund, as a named party to the Sub-Advisory Agreement for the sole purpose of paying the compensation due to the Sub-Adviser under Section 6.(a) of the Sub-Advisory Agreement and the Trust, on behalf of each Fund, hereby agrees that each Fund will perform its obligations set forth in Section 6.(a) of the Sub-Advisory Agreement.

B. Section 6.(a) of the Sub-Advisory Agreement is hereby deleted and replaced with the following:

(a)    Each Fund shall pay to the Sub-adviser, and the Sub-adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement a fee, based on the Current Net Assets of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the Allocated Portion’s net assets, managed by the Sub-adviser, as of the most recent preceding day for which the Fund’s net assets were computed. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Current Net Assets of the Allocated Portion equals zero.

2.

Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

3.

Amendments. Except as specifically amended hereby, the Sub-Advisory Agreement shall continue in full force and effect in accordance with its terms. This Amendment shall not itself be amended except as part of any future amendment to the Sub-Advisory Agreement effected in accordance with the terms thereof.

4.

Severability and Entire Agreement. If any provision of this Amendment shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Amendment shall not be affected thereby. This Amendment embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Amendment’s subject matter. The Trust is entering into this Amendment with the Adviser and Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered Section hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements among the Trust, the Adviser and the Sub-Adviser for each such Fund.

5.	Captions. The captions in this Amendment are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

6.

Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their officers designated below as of the day and year written above.

BRIDGE BUILDER TRUST on behalf of the series listed on Schedule A hereto		OLIVE STREET INVESTMENT ADVISERS, LLC

By:	/s/ Ryan Robson	By:	/s/ Ryan Robson
Name:	Ryan Robson	Name:	Ryan Robson
Title:	President	Title:	President

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:	/s/ Robert Eaton
Name:	Robert Eaton
Title:	Managing Director

Signature Page to the

Amendment to the Investment Sub-Advisory Agreement

Schedule A

Series of Bridge Builder Trust

Bridge Builder Large Cap Growth Fund Bridge Builder Large Cap Value Fund Bridge Builder Small/Mid Cap Growth Fund Bridge Builder Small/Mid Cap Value Fund Bridge Builder International Equity Fund

Exhibit (A)(iv)

AMENDMENT NO. 3

TO INVESTMENT SUB-ADVISORY AGREEMENT

This Amendment No. 3 to the Investment Sub-advisory Agreement, dated as of February 19, 2015, and amended as of May 18, 2016 and June 9, 2017 (the “Sub-advisory Agreement”), by and among Olive Street Investment Advisers, LLC (the “Adviser”), BlackRock Investment Management, LLC (the “Sub-adviser”), and the Bridge Builder Trust (the “Trust”) is entered into as of the 1st day of October, 2018, by and among the Adviser, the Sub-adviser, and the Trust, on behalf of the series of the Trust indicated on Schedule A to this Amendment (each, a “Fund” and collectively, the “Funds”). All capitalized terms used, but not defined, herein shall have the meanings given to them in the Sub-advisory Agreement.

WITNESSETH:

WHEREAS, the Adviser and the Trust, on behalf of each Fund, have entered into an Investment Advisory Agreement dated as of July 10, 2013, as amended (the “Advisory Agreement”), pursuant to which the Adviser renders investment advisory services to each Fund pursuant to the terms and conditions of the Advisory Agreement;

WHEREAS, pursuant to the authority granted to the Adviser under the Advisory Agreement, the Adviser has retained the Sub-adviser to render portfolio management services to each Fund pursuant to the terms of the Sub-advisory Agreement, and the Adviser has agreed to pay the compensation due to the Sub-adviser under the Sub-advisory Agreement;

WHEREAS, the Adviser, the Sub-adviser and the Trust, on behalf of the Bridge Builder Municipal Bond Fund, desire to amend the Sub-advisory Agreement to provide that the Adviser has retained the Sub-adviser to render portfolio management services to the Bridge Builder Municipal Bond Fund;

WHEREAS, pursuant to Section 12 of the Sub-advisory Agreement, the Sub-advisory Agreement may be amended only by a written instrument signed by the Adviser and the Sub-adviser.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereby agree as follows:

1.	Fees. Schedule A to the Sub-advisory Agreement is hereby deleted in its entirety and replaced with the new Schedule A attached hereto.

2.

Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

3.

Amendments. Except as specifically amended hereby, the Sub-advisory Agreement shall continue in full force and effect in accordance with its terms. This Amendment shall not itself be amended except as part of any future amendment to the Sub-advisory Agreement effected in accordance with the terms thereof.

4.

Severability and Entire Agreement. If any provision of this Amendment shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Amendment shall not be affected thereby. This Amendment embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Amendment’s subject matter. The Trust is entering into this Amendment with the Adviser and Sub-adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered Section hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements among the Trust, the Adviser and the Sub-adviser for each such Fund.

5.	Captions. The captions in this Amendment are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

6.

Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to the Sub-advisory Agreement to be duly executed by their duly authorized officers, all on the day and year first set forth above.

OLIVE STREET INVESTMENT ADVISERS, LLC
(the Adviser)

By:	/s/ Ryan T. Robson
Name: Ryan T Robson
Title: President

BLACKROCK INVESTMENT MANAGEMENT, LLC
(the Sub-adviser)

By:	/s/ John Scott Reeder
Name: John Scott Reeder
Title: Managing Director

BRIDGE BUILDER TRUST
(the Trust)

By:	/s/ Ryan T. Robson
Name: Ryan T Robson
Title: President

Schedule A

Series of Bridge Builder Trust

Bridge Builer Municipal Bond Fund

Bridge Builder Large Cap Growth Fund

Bridge Builder Large Cap Value Fund

Bridge Builder Small/Mid Cap Growth Fund

Bridge Builder Small/Mid Cap Value Fund

Bridge Builder International Equity Fund

Exhibit (A)(v)

AMENDMENT NO. 4

TO INVESTMENT SUB-ADVISORY AGREEMENT

This Amendment No. 4 (the “Amendment”) to the Investment Sub-Advisory Agreement dated February 19, 2015, as amended May 18, 2016, June 9, 2017, and October 18, 2018 (the “Sub-Advisory Agreement”), by and among Olive Street Investment Advisers, LLC (the “Adviser”), BlackRock Investment Management, LLC (the “Sub-Adviser”), and the Bridge Builder Trust (the “Trust”), on behalf of the series of the Trust indicated on Schedule A (each a “Fund”), is entered into as of the 1st day of December, 2020, by and among the Adviser, the Sub-Adviser, and the Trust, on behalf of each Fund. All capitalized terms used, but not defined, herein shall have the meanings given to them in the Sub-Advisory Agreement.

WITNESSETH

WHEREAS, the Adviser and the Trust, on behalf of each Fund, have entered into an Investment Advisory Agreement, dated July 10, 2013, as amended (the “Advisory Agreement”), pursuant to which the Adviser renders investment advisory services to each Fund pursuant to the terms and conditions of the Advisory Agreement;

WHEREAS, pursuant to the authority granted to the Adviser under the Advisory Agreement, the Adviser has retained the Sub-Adviser to render portfolio management services to each Fund pursuant to the terms of the Sub-Advisory Agreement;

WHEREAS, pursuant to Section 6(a) of the Sub-Advisory Agreement, each Fund pays the Sub-Adviser for the services provided by the Sub-Adviser to the Fund;

WHEREAS, Schedule A to the Sub-Advisory Agreement sets forth the annual sub-advisory fee rate due to the Sub-Adviser by each Fund;

WHEREAS, the Adviser, the Sub-Adviser and the Trust, on behalf of each Fund, desire to update Schedule A of the Sub-Advisory Agreement; and

WHEREAS, pursuant to Section 12 of the Sub-Advisory Agreement, the Sub-Advisory Agreement may be amended only by a written instrument signed by all parties to the Sub-Advisory Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereby agree as follows:

1.	Fees. Schedule A to the Sub-Advisory Agreement is hereby deleted in its entirety and replaced with the new Schedule A attached hereto.

2.

Amendments. Except as specifically amended hereby, the Sub-Advisory Agreement shall continue in full force and effect in accordance with its terms. This Amendment shall not itself be amended except as part of any future amendment to the Sub-Advisory Agreement effected in accordance with the terms thereof.

3.

Severability and Entire Agreement. If any provision of this Amendment shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Amendment shall not be affected thereby. This Amendment embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreement and understandings relating to this Amendment’s subject matter.

4.	Captions. The captions in the Amendment are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

5.

Counterparts. This Amendment may be executed simultaneously or in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Amendment may be communicated by electronic transmission (which shall include email but not facsimile) and shall be binding on the parties so transmitting their signatures.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their officers designated below as of the day and year written above.

BRIDGE BUILDER TRUST
on behalf of the series listed on Schedule A hereto

By:	/s/ Julius A. Drelick III
Name: Julius A. Drelick III
Title: President

OLIVE STREET INVESTMENT ADVISERS, LLC

By:	/s/ Thomas C. Kersting
Name: Thomas C. Kersting
Title: President

BLACKROCK INVESTMENT MANAGEMENT, LLC
(Sub-Adviser)

By:	/s/ Jaime Magyera
Name:	Jamie Magyera
Title:	Managing Director

Schedule A

Funds and Fees

Effective December 1, 2020

Series of Bridge Builder Trust

Bridge Builder Municipal Bond Fund

Bridge Builder Large Cap Growth Fund

Bridge Builder Large Cap Value Fund

Bridge Builder Small/Mid Cap Growth Fund

Bridge Builder Small/Mid Cap Value Fund

Bridge Builder International Equity Fund

Exhibit (A)(vi)

AMENDMENT NO. 5

TO INVESTMENT SUB-ADVISORY AGREEMENT

This Amendment No. 5 (the “Amendment”) to the Investment Sub-Advisory Agreement dated February 18, 2015, as amended May 18, 2016, June 9, 2017, October 18, 2018, and December 1, 2020 (the “Sub-Advisory Agreement”), by and among Olive Street Investment Advisers, LLC (the “Adviser”), BlackRock Investment Management, LLC (the “Sub-Adviser”), and the Bridge Builder Trust (the “Trust”), on behalf of the series of the Trust indicated on Schedule A (each a “Fund”), is entered into as of the 27th day of October, 2021, by and among the Adviser, the Sub-Adviser, and the Trust, on behalf of each Fund. All capitalized terms used, but not defined, herein shall have the meanings given to them in the Sub-Advisory Agreement.

WITNESSETH

WHEREAS, the Adviser and the Trust, on behalf of each Fund, have entered into an Investment Advisory Agreement, dated July 10, 2013, as amended (the “Advisory Agreement”), pursuant to which the Adviser renders investment advisory services to each Fund pursuant to the terms and conditions of the Advisory Agreement;

WHEREAS, pursuant to the authority granted to the Adviser under the Advisory Agreement, the Adviser has retained the Sub-Adviser to render portfolio management services to each Fund pursuant to the terms of the Sub-Advisory Agreement;

WHEREAS, pursuant to Section 6(a) of the Sub-Advisory Agreement, each Fund pays the Sub-Adviser for the services provided by the Sub-Adviser to the Fund;

WHEREAS, Schedule A to the Sub-Advisory Agreement sets forth the annual sub-advisory fee rate due to the Sub-Adviser by each Fund;

WHEREAS, the Adviser, the Sub-Adviser and the Trust, on behalf of each Fund, desire to update Schedule A of the Sub-Advisory Agreement; and

WHEREAS, pursuant to Section 12 of the Sub-Advisory Agreement, the Sub-Advisory Agreement may be amended only by a written instrument signed by all parties to the Sub-Advisory Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereby agree as follows:

1.	Fees. Schedule A to the Sub-Advisory Agreement is hereby deleted in its entirety and replaced with the new Schedule A attached hereto.

2.

Amendments. Except as specifically amended hereby, the Sub-Advisory Agreement shall continue in full force and effect in accordance with its terms. This Amendment shall not itself be amended except as part of any future amendment to the Sub-Advisory Agreement effected in accordance with the terms thereof.

3.

Severability and Entire Agreement. If any provision of this Amendment shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Amendment shall not be affected thereby. This Amendment embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreement and understandings relating to this Amendment’s subject matter.

4.	Captions. The captions in the Amendment are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

5.

Counterparts. This Amendment may be executed simultaneously or in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Amendment may be communicated by electronic transmission (which shall include email but not facsimile) and shall be binding on the parties so transmitting their signatures.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their officers designated below as of the day and year written above.

BRIDGE BUILDER TRUST
on behalf of the series listed on Schedule A hereto

By:	/s/ Julius A. Drelick III

Name:	Julius A. Drelick III

Title:	President

OLIVE STREET INVESTMENT ADVISERS, LLC

By:	/s/ Thomas C. Kersting

Name:	Thomas C. Kersting

Title:	President

BLACKROCK INVESTMENT MANAGEMENT, LLC
(Sub-Adviser)

By:	/s/ Scott Reeder

Name:	Scott Reeder

Title:	Managing Director

Schedule A

Funds and Fees

Effective October 27, 2021

Series of Bridge Builder Trust

Bridge Builder Core Plus Bond Fund

Bridge Builder Municipal Bond Fund

Bridge Builder Large Cap Growth Fund

Bridge Builder Large Cap Value Fund

Bridge Builder Small/Mid Cap Growth Fund

Bridge Builder Small/Mid Cap Value Fund

Bridge Builder International Equity Fund

Exhibit B

SUB-SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT dated October 27, 2021, between BlackRock Investment Management, LLC, a Delaware limited liability company (the “Sub-Advisor”), and BlackRock International Limited, a corporation organized under the laws of Scotland (the “Sub-Sub-Advisor”).

WHEREAS, Bridge Builder Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company;

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations;

WHEREAS, pursuant to a Management Agreement, effective as of July 10, 2013, as amended, a copy of which has been provided to the Sub-Advisor, the Trust has retained Olive Street Investment Advisors, LLC (the “Adviser”) to render advisory, management, and administrative services with respect to the Trust’s series;

WHEREAS, the Adviser has retained the Sub-Advisor as investment sub-adviser to provide the investment advisory services to a portion of the Bridge Builder Core Plus Bond Fund (the “Fund”), a series of the Trust, pursuant to a Sub-Advisory Agreement effective as of October 27, 2021 (the “Sub-Advisory Agreement”);

WHEREAS, the Sub-Advisor wishes to retain the Sub-Sub-Advisor to provide it with sub-advisory services as described below in connection with the Sub-Advisor’s advisory activities with respect to the Fund, and the Trust and the Adviser have agreed that the Sub-Advisor may retain an affiliated investment adviser to provide certain advisory activities with respect to the Fund so long as Sub-Advisor shall be as fully responsible to the Trust for the acts and omissions of the Sub-Sub-Advisor as it is for its own acts and omissions;

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.    Appointment and Acceptance of Appointment. The Sub-Advisor hereby appoints the Sub-Sub-Advisor to act as sub-advisor with respect to the Fund, and the Sub-Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. For the purposes of the rules, guidance and principles of the Financial Conduct Authority of the United Kingdom as amended or consolidated from time to time (the “FCA Rules”) and based on information obtained in respect of the Sub-Advisor, the Sub-Advisor will be treated by the Sub-Sub-Advisor as a professional client. The Sub-Advisor acknowledges and accepts this categorization. The Sub-Advisor has the right to request a different categorization at any time from the Sub-Sub-Advisor, however, the Sub-Sub-Advisor only provides the services to professional clients and will no longer be able to provide services to the Sub-Advisor in the event of a request for a change in categorization.

The Sub-Advisor acknowledges that it has been separately provided with a copy of the supplemental disclosures document provided to clients and potential clients of the Sub-Sub-Advisor that contains the Sub-Sub-Advisor’s disclosures as made available to the Sub-Advisor from time to time (the “Supplemental Disclosures”), which sets out: (i) information on the services that the Sub-Sub-Advisor is required to provide to the Sub-Advisor by applicable regulation and (ii) other information which the Sub-Sub-Advisor deems appropriate. The Supplemental Disclosures include, among other things: risk disclosures (which provide a description of the nature of risks of financial instruments), a summary of the Sub-Sub-Advisor’s conflicts of interest policy and disclosures, a summary of the Sub-Sub-Advisor’s order execution policy, details of the reports the Sub-Sub-Advisor will provide in relation to the services provided hereunder, details on how the Sub-Sub-Advisor will provide the Sub-Advisor with information on costs and charges, and the Sub-Sub-Advisor’s data protection notice.

2.    Services of the Sub-Sub-Advisor. Subject to the succeeding provisions of this section, the oversight and supervision of the Sub-Advisor and the Trust’s Board of Trustees, the Sub-Sub-Advisor will perform certain of the day-to-day operations of the Fund, which may include one or more of the following services, at the request of the Sub-Advisor: (a) acting as investment advisor for and managing the investment and reinvestment of those assets of the Fund as the Sub-Advisor may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (b) arranging, subject to the provisions of Section 3 hereof, for the purchase and sale of securities and other assets of the Fund; (c) providing investment research and credit analysis concerning the Fund’s investments, (d) assisting the Sub-Advisor in determining what portion of the Fund’s assets will be invested in cash, cash equivalents and money market instruments, (e) placing orders for all purchases and sales of such investments made for the Fund, and (f) maintaining the books and records as are required to support Fund investment operations. At the request of the Sub-Advisor, the Sub-Sub-Advisor will also, subject to the oversight and supervision of the Sub-Advisor and the Trust’s Board of Trustees, provide to the Sub-Advisor or the Trust any of the facilities and equipment and perform any of the services described in Section 3 of the Sub-Advisory Agreement. In addition, the Sub-Sub-Advisor will keep the Trust and the Sub-Advisor informed of developments materially affecting the Fund and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Sub-Advisor believes appropriate for this purpose. The Sub-Sub-Advisor will periodically communicate to the Sub-Advisor, at such times as the Sub-Advisor may direct, information concerning the purchase and sale of securities for the Fund, including: (a) the name of the issuer, (b) the amount of the purchase or sale, (c) the name of the broker or dealer, if any, through which the purchase or sale will be effected, (d) the CUSIP number of the instrument, if any, and (e) such other information as the Sub-Advisor may reasonably require for purposes of fulfilling its obligations to the Trust under the Sub-Advisory Agreement. The Sub-Sub-Advisor will provide the services rendered by it under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (as currently in effect and as they may be amended or supplemented from time to time) and the resolutions of the Trust’s Board of Trustees. Subject to the foregoing, the types of transactions that the Sub-Sub-Advisor may carry out include (a) buying, selling or otherwise dealing in investments; (b) borrowing securities; (c) making deposits; (d) subscribing to issues and accepting placings of investment; (e) effecting transactions whether or not on any Trading Venue (as defined in the FCA Rules) or exchange; and (f) otherwise acting as the Sub-Sub-Advisor judges appropriate in relation to the Fund.

The Sub-Sub-Advisor represents, warrants and covenants that it is authorized and regulated by the Financial Conduct Authority.

3.    Covenants.

(a)    In the performance of its duties under this Agreement, the Sub-Sub-Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time and provided to the Sub-Sub-Advisor; (iv) the investment objectives and policies of the Fund as set forth in the Fund’s Registration Statement on Form N-1A and/or the resolutions of the Board of Trustees; and (v) any policies and determinations of the Board of Trustees of the Trust; and

(b)    In addition:

(i)    the Supplemental Disclosures include information on the Sub-Sub-Advisor’s order execution policy the “Order Execution Policy”). The Sub-Adviser confirms that it has read and understood, and agrees to, the Order Execution Policy. In particular, the Sub-Adviser consents to (i) the Sub-Sub-Advisor trading through brokers/counterparties and/or outside of a Trading Venue (as defined in the FCA Rules), and (ii) some or all orders resulting from the Sub-Sub-Advisor’s decisions to deal on the Sub-Advisor’s behalf, or received from the Sub-Advisor, to be placed with an affiliated company, who will act as agent for the purpose of executing such orders in accordance with the Order Execution Policy. Subject to the other provisions of this section, in placing orders with brokers and dealers, the Sub-Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders in accordance with the Order Execution Policy. In placing orders, the Sub-Sub-Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Sub-Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Sub-Advisor or the Sub-Sub-Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Sub-Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Advisor and the Sub-Sub-Advisor to the Fund and their other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Sub-Advisor may select brokers and dealers with which it or the Fund is affiliated;

(ii)    the Sub-Sub-Advisor will maintain books and records with respect to the Fund’s securities transactions and will render to the Sub-Advisor and the Trust’s Board of Trustees such periodic and special reports as they may request;

(iii)    the Sub-Sub-Advisor will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Sub-Sub-Advisor makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of the commercial department of its affiliates;

(iv)    the Sub-Sub-Advisor will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund; and

(c)    In addition, the Sub-Advisor:

(i)    agrees that the Sub-Sub-Advisor may aggregate transactions for the Fund with transactions for other clients and/ or its own account. In relation to a particular order, aggregation may operate on some occasions to the advantage of the Sub-Advisor and on other occasions to the Sub-Advisor’s disadvantage. However, it must be unlikely that the aggregation of orders and transactions will work overall to the disadvantage of the Sub-Advisor before transactions will be aggregated;

(ii)    instructs the Sub-Sub-Advisor not to make public any client limit orders (being a specific instruction from the Sub-Advisor to buy or sell a financial instrument at a specified price limit or better and for a specified size) in respect of securities admitted to trading on a Regulated Market or traded on a Trading Venue (both as defined in the FCA Rules) which are not immediately executed under prevailing market conditions.

4.    Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Sub-Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Sub-Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Sub-Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5.    Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Sub-Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act (to the extent such books and records are not maintained by the Sub-Advisor).

6.    Compensation. Sub-Advisor agrees to pay to Sub-Sub-Advisor and Sub-Sub-Advisor agrees to accept as full compensation for all services rendered by Sub-Sub-Advisor as such a fee, computed daily and payable monthly, as agreed to between Sub-Sub-Advisor and Sub-Advisor from time to time; provided that such fee shall not exceed the fee set forth in the Sub-advisory Agreement.

7.    Limitation on Liability. The Sub-Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Sub-Advisor or by the Trust or the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 7, the term “Sub-Sub-Advisor” shall include any affiliates of the Sub-Sub-Advisor performing services for the Fund contemplated hereby and partners, directors, officers and employees of the Sub-Sub-Advisor and such affiliates.

8.    Duration and Termination. (a) This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (i) the vote of a majority of the Trust’s Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote and (ii) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval.

(b) Notwithstanding the foregoing, this Agreement may be terminated (i) by the Trust or the Sub-Advisor at any time, without the payment of any penalty, upon giving the Sub-Sub-Advisor not more than 60 days’ notice (which notice may be waived by the Sub-Sub-Advisor), provided that such termination by the Trust or the Sub-Advisor shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote, or (ii) by the Sub-Sub-Advisor on 60 days’ written notice (which notice may be waived by the Trust and the Sub-Advisor), and will terminate automatically upon any termination of the Sub-Advisory Agreement between the Trust and the Sub-Advisor. This Agreement will also immediately terminate in the event of its assignment or the assignment of the Sub-Advisory Agreement. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

9.    Notices and Communication. Any legal notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such legal notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such legal notice is mailed first class postage prepaid. In relation to communications other than legal notices under this Agreement, each party may communicate with and provide information to the other party in whatever medium deemed appropriate. This may include the use of e-mail, the internet or other electronic means, in the place of paper communications. The parties acknowledge that instructions or communications conveyed by electronic methods such as facsimile or e-mail are not secure forms of communication and may accordingly give rise to higher risks of manipulation or attempted fraud.

10.    Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

11.    Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

12.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions, conflict with the applicable provisions of the 1940 Act, the latter shall control.

13.    Consultation with other sub-advisers. In performance of its duties and obligations under this Agreement, the Sub-Sub-Advisor shall not consult with any other sub-adviser to the Fund, other the Sub-Advisor, or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the procedures of the Fund. The Sub-Sub-Advisor shall not provide investment advice to any assets of the Fund other than the assets managed by the Sub-Advisor.

14.    Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

BLACKROCK INVESTMENT MANAGEMENT, LLC

By.	/s/ John Scott Reeder
Name: John Scott Reeder
Title: Managing Director

BLACKROCK INTERNATIONAL LIMITED

By.	/s/ Hannah Burns
Name: Hannah Burns
Title: Director

BLACKROCK INTERNATIONAL LIMITED

By.	/s/ Jeanette Teo
Name: Jeanette Teo
Title: Managing Director

Exhibit C

SUB-SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT dated October 27, 2021, between BlackRock Investment Management, LLC, a Delaware limited liability company (the “Sub-Advisor”), and BlackRock (Singapore) Limited, a company incorporated under the laws of Singapore (the “Sub-Sub-Advisor”).

WHEREAS, Bridge Builder Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company;

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations;

WHEREAS, pursuant to a Management Agreement, effective as of July 10, 2013, as amended, a copy of which has been provided to the Sub-Advisor, the Trust has retained Olive Street Investment Advisors, LLC (the “Adviser”) to render advisory, management, and administrative services with respect to the Trust’s series;

WHEREAS, the Adviser has retained the Sub-Advisor as investment sub-adviser to provide the investment advisory services to a portion of the Bridge Builder Core Plus Bond Fund (the “Fund”), a series of the Trust, pursuant to a Sub-Advisory Agreement effective as of October 27, 2021 (the “Sub-Advisory Agreement”);

WHEREAS, the Sub-Advisor wishes to retain the Sub-Sub-Advisor to provide it with sub-advisory services as described below in connection with the Sub-Advisor’s advisory activities with respect to the Fund, and the Trust and the Adviser have agreed that the Sub-Advisor may retain an affiliated investment adviser to provide certain advisory activities with respect to the Fund so long as Sub-Advisor shall be as fully responsible to the Trust for the acts and omissions of the Sub-Sub-Advisor as it is for its own acts and omissions;

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.    Appointment and Acceptance of Appointment. The Sub-Advisor hereby appoints the Sub-Sub-Advisor to act as sub-advisor with respect to the Fund and the Sub-Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.    Services of the Sub-Sub-Advisor. Subject to the succeeding provisions of this section, the oversight and supervision of the Sub-Advisor and the Trust’s Board of Trustees, the Sub-Sub-Advisor will perform certain of the day-to-day operations of the Fund, which may include one or more of the following services, at the request of the Sub-Advisor: (a) acting as investment advisor for and managing the investment and reinvestment of those assets of the Fund as the Sub-Advisor may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (b) arranging, subject to the provisions of Section 3 hereof, for the purchase and sale of securities and other assets of the Fund; (c) providing investment research and credit analysis concerning the Fund’s investments, (d) assisting the Sub-Advisor in determining what portion of the Fund’s assets will be invested in cash, cash equivalents and money market instruments, (e) placing orders for all purchases and sales of such investments made for the Fund, and (f) maintaining the books and records as are required to support Fund investment operations. At the request of the Sub-Advisor, the Sub-Sub-Advisor will also, subject to the oversight and supervision of the Sub-Advisor and the Trust’s Board of Trustees, provide to the Sub-Advisor or the Trust any of the facilities and equipment and perform any of the services described in Section 3 of the Sub-Advisory Agreement. In addition, the Sub-Sub-Advisor will keep the Trust and the Sub-Advisor informed of developments materially affecting the Fund and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Sub-Advisor believes appropriate for this purpose. The Sub-Sub-Advisor will periodically communicate to the Sub-Advisor, at such times as the Sub-Advisor may direct, information concerning the purchase and sale of securities for the Fund, including: (a) the name of the issuer, (b) the amount of the purchase or sale, (c) the name of the broker or dealer, if any, through which the purchase or sale will be effected, (d) the CUSIP number of the instrument, if any, and (e) such other information as the Sub-Advisor may reasonably require for purposes of fulfilling its obligations to the Trust under the Sub-Advisory Agreement. The Sub-Sub-Advisor will provide the services rendered by it under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (as currently in effect and as they may be amended or supplemented from time to time) and the resolutions of the Trust’s Board of Trustees.

3.    Covenants.

(a)    In the performance of its duties under this Agreement, the Sub-Sub-Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time and provided to the Sub-Sub-Advisor; (iv) the investment objectives and policies of the Fund as set forth in the Fund’s Registration Statement on Form N-1A and/or the resolutions of the Board of Trustees; and (v) any policies and determinations of the Board of Trustees of the Trust; and

(b)    In addition, the Sub-Sub-Advisor will:

(i)    place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this section, in placing orders with brokers and dealers, the Sub-Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders. The Sub-Advisor has been provided with a copy of the Sub-Sub-Advisor’s order execution policy and hereby confirms that it has read and understood the information in the order execution policy and agrees to it. In particular, the Sub-Advisor agrees that the Sub-Sub-Advisor may trade outside of the regulated market or multilateral trading facility. In placing orders, the Sub-Sub-Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Sub-Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Sub-Advisor or the Sub-Sub-Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Sub-Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Advisor and the Sub-Sub-Advisor to the Fund and their other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. It is understood that the Sub-Sub-Adviser may utilize affiliates in connection with the placement of orders with issuers and brokers or dealers, but such use of affiliates shall not affect the responsibility of the Sub-Sub-Adviser to the Sub-Adviser for such activities. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Sub-Advisor may select brokers and dealers with which it or the Fund is affiliated;

(ii)    maintain books and records with respect to the Fund’s securities transactions and will render to the Sub-Advisor and the Trust’s Board of Trustees such periodic and special reports as they may request;

(iii)    maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Sub-Sub-Advisor makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of the commercial department of its affiliates; and

(iv)    treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

(c)    In addition, the Sub-Advisor:

(i)    agrees that the Sub-Sub-Advisor may aggregate transactions for the Fund with transactions for other clients and/ or its own account. In relation to a particular order, aggregation may operate on some occasions to the advantage of the Sub-Advisor and on other occasions to the Sub-Advisor’s disadvantage. However, it must be unlikely that the aggregation of orders and transactions will work overall to the disadvantage of the Sub-Advisor before transactions will be aggregated;

(ii)    instructs the Sub-Sub-Advisor not to make or book client limit orders (being a specific instruction from the Sub-Advisor to buy or sell a financial instrument at a specified price limit or better and for a specified size) in respect of securities admitted to trading on a regulated market which are not immediately executed under prevailing market conditions.

4.    Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Sub-Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Sub-Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Sub-Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5.    Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Sub-Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act (to the extent such books and records are not maintained by the Sub-Advisor).

6.    Compensation. Sub-Advisor agrees to pay to Sub-Sub-Advisor and Sub-Sub-Advisor agrees to accept as full compensation for all services rendered by Sub-Sub-Advisor as such a fee, computed daily and payable monthly, as agreed to between Sub-Sub-Advisor and Sub-Advisor from time to time; provided that such fee shall not exceed the fee set forth in the Sub-advisory Agreement.

7.    Limitation on Liability. The Sub-Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Sub-Advisor or by the Trust or the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 8, the term “Sub-Sub-Advisor” shall include any affiliates of the Sub-Sub-Advisor performing services for the Fund contemplated hereby and partners, directors, officers and employees of the Sub-Sub-Advisor and such affiliates.

8.    Duration and Termination. (a) This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years.

Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (i) the vote of a majority of the Trust’s Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote and (ii) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval.

(b)    Notwithstanding the foregoing, this Agreement may be terminated (i)_ by the Trust or the Sub-Advisor at any time, without the payment of any penalty, upon giving the Sub-Sub-Advisor not more than 60 days’ notice (which notice may be waived by the Sub-Sub-Advisor), provided that such termination by the Trust or the Sub-Advisor shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote, or (ii) by the Sub-Sub-Advisor on 60 days’ written notice (which notice may be waived by the Trust and the Sub-Advisor), and will terminate automatically upon any termination of the Sub-Advisory Agreement between the Trust and the Sub-Advisor. This Agreement will also immediately terminate in the event of its assignment or the assignment of the Sub-Advisory Agreement. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

9.    Notices and Communication. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid. In relation to communications other than legal notices under this Agreement, each party may communicate with and provide information to the other party in whatever medium deemed appropriate. This may include the use of e-mail, the internet or other electronic means, in the place of paper communications. The parties acknowledge that instructions or communications conveyed by electronic methods such as facsimile or e-mail are not secure forms of communication and may accordingly give rise to higher risks of manipulation or attempted fraud.

10.    Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

11.    Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

12.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions, conflict with the applicable provisions of the 1940 Act, the latter shall control.

13.    Consultation with other sub-advisers. In performance of its duties and obligations under this Agreement, the Sub-Sub-Advisor shall not consult with any other sub-adviser to the Fund, other the Sub-Advisor, or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the procedures of the Fund. The Sub-Sub-Advisor shall not provide investment advice to any assets of the Fund other than the assets managed by the Sub-Advisor.

14.    Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

BLACKROCK INVESTMENT MANAGEMENT, LLC

By.	/s/ John Scott Reeder
Name: John Scott Reeder
Title: Managing Director

BLACKROCK (SINGAPORE) LIMITED

By.	/s/ Martin B. Cook
Name: Martin B. Cook
Title: Managing Director

BLACKROCK (SINGAPORE) LIMITED

By.	/s/ Patrick Leung
Name: Patrick Leung
Title: Managing Director